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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                  April 28, 2005
                                           --------------------------



                          INSITUFORM TECHNOLOGIES, INC.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Delaware                                  0-10786                                13-3032158
-------------------------------------    ---------------------------------------    ---------------------------------
  (State or other jurisdiction of               (Commission File Number)              (IRS Employer Identification
           incorporation)                                                                         No.)



             702 Spirit 40 Park Drive, Chesterfield, Missouri                                    63005
----------------------------------------------------------------------------        ---------------------------------
                 (Address of principal executive offices)                                      (Zip Code)

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Registrant's telephone number,
including area code                                    (636) 530-8000
                                               ---------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

                           On April 28, 2005, Insituform Technologies, Inc.
                  (the "Company") issued an earnings release announcing its financial results for the fiscal quarter ended March 31, 2005.
                  A copy of the earnings release is furnished herewith as
                  Exhibit 99.1. On April 29, 2005, the Company held a conference call to announce and discuss its financial results for the fiscal quarter ended March 31, 2005. A transcript of the conference call is furnished herewith as Exhibit 99.2.

                           The information in this Current Report on Form 8-K,
                  including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 7.01.        Regulation FD Disclosure.
                  ------------------------

                           On April 28, 2005, the Company issued an earnings
                  release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of the earnings release is furnished herewith as Exhibit 99.1. On April 29, 2005, the
                  Company held a conference call to announce and discuss its financial results for the fiscal quarter ended March 31, 2005.
                  A transcript of the conference call is furnished herewith as
                  Exhibit 99.2.

                           The information in this Current Report on Form 8-K,
                  including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

                  (c)      Exhibits.
                           --------

                           See the Index to Exhibits attached hereto.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INSITUFORM TECHNOLOGIES, INC.


                                By:  /s/ David F. Morris
                                  --------------------------------------------
                                  David F. Morris
                                  Vice President, General Counsel and Secretary

Date:    May 4, 2005


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                                INDEX TO EXHIBITS

      Exhibit         Description
      99.1            Earnings Release of Insituform Technologies, Inc., dated
                      April 28, 2005, announcing its financial results for the
                      fiscal quarter ended March 31, 2005.

      99.2            Transcript of Insituform Technologies, Inc.'s April 29,
                      2005 conference call held to announce and discuss its financial results for the fiscal quarter ended March 31, 2005.
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